Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Smurfit Westrock plc (the “Company”) for the quarter ended June 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers the Company, does hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: August 9, 2024	By:	/s/ Anthony Smurfit
Anthony Smurfit
President and Group Chief Executive Officer

Date: August 9, 2024	By:	/s/ Ken Bowles
Ken Bowles
Executive Vice President and Group Chief Financial Officer